Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                            INDUSTRIAL MINERALS, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

                            INDUSTRIAL MINERALS, INC.
                           2500 One Dundas Street West
                        Toronto, Ontario, Canada M5G 1Z3
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 25, 2004


     Notice is hereby given that the Annual Meeting of Shareholders of Industrial Minerals, Inc., (hereinafter referred to as "the Company") will be held at the offices of the Company, located at Suite 2500, One Dundas Street West Toronto, Ontario M5G 1Z3, at 9:00 a.m., local time, for the following purposes:

          1. To elect four directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

          2. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from one hundred million (100,000,000) to two hundred million (200,000,000).

          3. To authorize a forward split of the common stock on a three for two basis, by which each two shares shall become three shares; and the appropriate Articles of Amendment. Fractional shares will be rounded up to the next whole share.

          4. To appoint Toski, Schaefer & Co., P.C. of Williamsville, New York as independent auditors for fiscal year ended December 31, 2004.

          5. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

     The Board of Directors has fixed the closing of business on July 23, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                              /s/ John Melnyk
                                              -----------------------
                                              Industrial Minerals, Inc.
                                              John Melnyk, CFO

                                 PROXY STATEMENT

                            INDUSTRIAL MINERALS, INC.
                           2500 One Dundas Street West
                        Toronto, Ontario, Canada M5G 1Z3

                                ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                 AUGUST 25, 2004

     This Proxy Statement is being furnished to the shareholders of INDUSTRIAL MINERALS, INC., a Delaware corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 9:00 a.m., local time, August 25, 2004 at the offices of the Company, located at Suite 2500, One Dundas Street West Toronto, Ontario M5G 1Z3, at 9:00 a.m.. The Proxy Statement is first being sent or given to shareholders on or about July 26, 2004.


     PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

                                  VOTING RIGHTS

     Stockholders of record of the Company as of the close of business on July 23, 2004 have the right to receive notice of and to vote at the Annual Meeting. On June 28, 2004, the Company had issued an outstanding 72,063,896 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

     The  expense  of  preparing   and  mailing  of  this  Proxy   Statement  to
shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this

Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other procedural matters which may properly come before the meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to John Melnyk, CFO, Industrial Minerals, Inc., 2500 One Dundas Street West, Toronto, Ontario, Canada M5G 1Z3.

HOLDERS  OF  COMMON  STOCK  ARE  REQUESTED  TO  COMPLETE,  DATE,  AND  SIGN  THE
ACCOMPANYING   PROXY  CARD  AND  RETURN  IT  PROMPTLY  TO  THE  COMPANY  IN  THE
ACCOMPANYING ENVELOPE.

     The person named as proxy is John Melnyk, a director of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, June 28, 2004, the total number of common shares outstanding and entitled to vote was 72,063,896.

     The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

     Stock transfer records will remain open. July 23, 2004 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of June 28, 2004, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.

Title             Name and                                  Amount and                 Percent
of                Address of                                Nature of                  of
Class             Beneficial Owner                          Beneficial Interest        Class
-----             ----------------                          -------------------        -------
Common            John Melnyk (1)(2)(3)                     3,800,800                  5.3%
                  2500 One Dundas Street West
                  Toronto, Ontario, Canada M5G 1Z3

Common            Stephen W. Weathers (2)                      15,850                  less than 1%
                  2500 One Dundas Street West
                  Toronto, Ontario, Canada M5G 1Z3

Common            Larry Van Tol (2)                           428,000                  less than 1%
                  2500 One Dundas Street West
                  Toronto, Ontario, Canada M5G 1Z3

Common            Thomas S. Bamford (2)                       300,000                  less than 1%
                  2500 One Dundas Street West
                  Toronto, Ontario, Canada M5G 1Z3

Common            Robert A. Stoutley (4)                            0                  0%
                  2500 One Dundas Street West
                  Toronto, Ontario, Canada M5G 1Z3

Common            Richard Woodhead (5)                         25,000                  less than 1%
                  2500 One Dundas Street West
                  Toronto, Ontario, Canada M5G 1Z3

Common            Krystar International                    12,996,000                  18%
                  P.O. Box N-8198
                  East Bay Street
                  Management International Building
                  Nassau, Bahamas, BWI

Directors and officers as a group                           4,544,650                  5.6%

(1)     Officer
(2)     Director
(3) Includes Murphy's Investment Corp. and Olympic View Investments (beneficially owned by John Melnyk's wife)
(4)     Terminated President and Resigned Director as of April 5, 2004
(5)     Resigned Director as of March 15, 2004


                          VOTING REQUIRED FOR APPROVAL

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares must vote in favor of the proposals present in person or by Proxy.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

     Compensation paid by the Company for all services provided during the year ended December 31, 2003 and year to date June 28, 2004, (1) to each of the Company's executive officers, and (2) to all officers as a group is set forth below under directors.

======================== ========= ========== ======== ============== =========== ================ =========================
Name and Principal       Year      Salary     Bonus    Consulting     Number of   Securities       Long Term Compensation/
Position                                               Fees/Other     Shares      Underlying       Option
                                                       Fees ($)                   Options/
                                                                                  SARS (#)
======================== ========= ========== ======== ============== =========== ================ =========================
Robert A. Stoutley,      2002              0        0              0           0                0                         0
Former
President & CEO          --------- ---------- -------- -------------- ----------- ---------------- -------------------------
                         2003        $48,127        0              0           0                0                         0
                         --------- ---------- -------- -------------- ----------- ---------------- -------------------------
                         2004        $48,127        0              0           0                0                         0
------------------------ --------- ---------- -------- -------------- ----------- ---------------- -------------------------
John Melnyk, CFO         2002              0        0              0           0                0                         0
Secretary/Treasurer
                         --------- ---------- -------- -------------- ----------- ---------------- -------------------------
                         2003              0        0         $8,000           0                0                         0
                         --------- ---------- -------- -------------- ----------- ---------------- -------------------------
                         2004        $11,100        0              0           0                0                         0
======================== ========= ========== ======== ============== =========== ================ =========================
Officers as a Group      2002              0        0              0           0                0                         0
                         --------- ---------- -------- -------------- ----------- ---------------- -------------------------
                         2003        $48,127        0         $8,000           0                0                         0
                         --------- ---------- -------- -------------- ----------- ---------------- -------------------------
                         2004        $59,227        0              0           0                0                         0
======================== ========= ========== ======== ============== =========== ================ =========================

     Compensation paid by the Company for all services provided during the period ended December 31, 2003, (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:

        None.

         (b) Compensation Pursuant to Plans. None.

         (c) Other Compensation. None.

        Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)

         Long Term Incentive Plans - Awards in Last Fiscal Year (None)


                               BOARD OF DIRECTORS

Committees and Meetings

     The Board held no formal meetings during the fiscal year ended December 31, 2003 but conferred by telephone and took actions by unanimous consent, as necessary. The Board appointed Larry Van Tol and Thomas S. Bamford as Members of the Audit Committee as of March 18, 2004. No committees existed in prior years for the Board. The Audit Committee will conduct its business during the regular meetings of the Board of Directors in the future and in addition, will confer from time to time as necessary. The Board also appointed Larry Van Tol, Thomas
S. Bamford and Stephen W. Weathers as Members of the Nominating and Compensation Committee on March 18, 2004. The Compensation Committee, in addition to meetings as part of the regular meetings of the Board, also will confer from time to time as necessary. Directors are required to attend more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

        (a) Compensation of Directors

                     SUMMARY COMPENSATION TABLE OF DIRECTORS
                               (to June 28, 2004)

======================= ============ ============== ============= =============== ==================== ===========================
Name                    Year         Annual         Meeting       Consulting      Number of Option     Securities Underlying
                                     Retainer       Fees ($)      Fees/Other      Shares Exercised     Options/SARS (#)
                                     Fees ($)                     Fees ($)
======================= ============ ============== ============= =============== ==================== ===========================
Robert A. Stoutley,     2002                     0             0               0                    0                           0
Former Director         ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2003                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2004                     0             0               0                    0                           0
----------------------- ------------ -------------- ------------- --------------- -------------------- ---------------------------
John Melnyk, Director   2002                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2003                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2004                     0             0               0                    0                           0
----------------------- ------------ -------------- ------------- --------------- -------------------- ---------------------------
Stephen W. Weathers,    2002                     0             0               0                    0                           0
Director                ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2003                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2004                     0             0               0                    0                           0
----------------------- ------------ -------------- ------------- --------------- -------------------- ---------------------------
Thomas S. Bamford,      2002                     0             0               0                    0                           0
Director                ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2003                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2004                     0             0               0                    0                           0
----------------------- ------------ -------------- ------------- --------------- -------------------- ---------------------------

                                        7


======================= ============ ============== ============= =============== ==================== ===========================
Name                    Year         Annual         Meeting       Consulting      Number of Option     Securities Underlying
                                     Retainer       Fees ($)      Fees/Other      Shares Exercised     Options/SARS (#)
                                     Fees ($)                     Fees ($)
======================= ============ ============== ============= =============== ==================== ===========================
Richard H. Woodhead,    2002                     0             0               0                    0                           0
(Resigned Director -    ------------ -------------- ------------- --------------- -------------------- ---------------------------
 3-15-04)               2003                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2004                     0             0               0                    0                           0
----------------------- ------------ -------------- ------------- --------------- -------------------- ---------------------------
Larry Van Tol,          2002                     0             0               0                    0                           0
Director                ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2003                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2004                     0             0               0                    0                           0
======================= ============ ============== ============= =============== ==================== ===========================
Directors as a Group    2002                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2003                     0             0               0                    0                           0
                        ------------ -------------- ------------- --------------- -------------------- ---------------------------
                        2004                     0             0               0                    0                           0
======================= ============ ============== ============= =============== ==================== ===========================

     Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)

     Long Term Incentive Plans - Awards in Last Fiscal Year (None)

     The Company formed an Audit Committee on March 18, 2004. Members are Larry Van Tol and Thomas S. Bamford. All Committee Members are independent Directors as defined by the Sarbanes-Oxley Act of 2002.

     The Corporation is a small business filer and has until July 31, 2005 to form an audit committee as defined by the Sarbanes-Oxley Act of 2002. The Audit committee has yet to elect a chairperson but both Larry Van Tol and Thomas S. Bamford could act as the "qualified financial expert" as defined by the Sarbanes-Oxley Act of 2002.

     As of December 31, 2003, the Company adopted an Integrity and Ethics Policy as filed in an 8K dated January 6, 2004 and which is incorporated herein by reference.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Indemnification of Directors and Officers

     As permitted by the Delaware General Corporation Law, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Delaware General Corporation Law, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary.

     The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

     The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

     The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to John Melnyk, CFO, 2500 One Dundas Street West, Toronto, Ontario, Canada M5G 1Z3.

                         BOARD OF DIRECTORS AND OFFICERS

     The persons listed below are currently Officers and the members of the Board of Directors. Four persons designated with numerals (1), (2), (3), and (4) are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company as of June 28, 2004 are as follows:

                                                                  Period of
                                                                  Service As
                                                                  An Officer Or
     Name                     Age           Position(s)           Director
------------------------------------  ------------------------  --------------
John Melnyk   (1)              55       CFO, Secretary            Annual
                                        & Director

Stephen W. Weathers (2)        43       Director                  Annual

Thomas S. Bamford  (3)         55       Director                  Annual

Larry Van Tol (4)              60       Director                  Annual


     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

     The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

     JOHN MELNYK, age 55, studied Business Administration and Commerce at the University of Alberta from 1970 to 1974. From 1974 to 1978 he managed a sales territory for McQueen Sales Company, Ltd., a distributor of photographic products. From 1978 to 1982 he was a self-employed sales agent in the photographic industry. In 1982 he purchased an interest in a photo finishing lab which he sold in 1994. From 1994 to present he has been a self-employed business consultant. Mr. Melnyk also served as the President and a director of Murphy's Investment Corp. a privately held Corporation which invests in various ventures. He resigned his position in March 2002. Mr. Melnyk works full time for the Company.

     STEPHEN W. WEATHERS, age 43, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works in the environmental remediation division for a Duke Energy Field Services which is a natural gas processing company (1999-2004). Mr. Weathers previously served as a director of Sun River Mining, Inc.

     THOMAS S. BAMFORD, age 55, obtained a Bachelor of Science in Geological Engineering from the University of Saskatchewan in 1971, Master of Science (Geology/Geophysics) from the University of Saskatchewan in 1973, and a Masters of Business Administration from the University of Saskatchewan in 1978.

     Mr. Bamford is a member of the Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS). He became affiliated with APEGS in 1975. Mr. Bamford has held since 1996 an APEGS license to consult. In 1995 Mr. Bamford established and operated a Calgary-based management consulting and database/software development practice with emphasis on the process of analyzing operational and economic performance for the oil and gas industry. Current focus of this consulting practice is to design and organize private financing and structuring for tax-effective and traditional oil and gas investment vehicles in western Canada.

     Mr. Bamford held the positions of President and CEO (1998-1999) and Chief Financial Officer (1997-1998) of Westlinks Resources Ltd. Mr. Bamford was a director of Westlinks Resources Ltd. from 1997 to 2000. Westlinks Resources Ltd. was an Alberta Stock Exchange traded junior oil and Gas Company, which grew through acquisition, merger and amalgamation.

     Mr. Bamford began his career in 1975 with Saskatchewan Oil and Gas Corporation (Saskoil) and remained with Saskoil (now Wascana Energy Inc.) through 1995. He participated in various aspects of the technical, operating, administration and financial growth of a start-up, private, oil company (Saskoil) through its transition to a publicly traded senior production company (Wascana Energy). Career development during this period focused on the design and development of new business opportunities, processes, methods and systems as well as providing special project leadership to these initiatives.

     He held the following positions at Wascana Energy Inc. (formerly askoil), Reserves and Evaluations Engineer (04/1975-09/1977), Educational Leave (09/1977_04/1978), Reservoir Engineer (04/1978-12/1979), Director Planning and Special Projects (01/1980-04/1983), Acting Vice-President, Finance (11/1981-04/1982), Manager, Exploration Geology (04/1983-11/1985), Manager,
Business Development (11/1985-06/1987), Manager, Corporate Planning (06/1987-08/1989), Manager, Research (05/1992-04/1994), Manager, Special
Projects (05/1992-04/1994) and Manager, Budgets and Reserves, (05/1994-12/1995).

     Mr. Bamford was appointed a Director of Industrial Minerals, Inc. on October 24, 2003.

     LARRY VAN TOL, age 60, graduated with a Bachleor of Science degree in Business Administration and Economics from the University of Minnesota in 1967. From 1976 to present Mr. Van Tol has been the owner operator of Hilltop Florist and Greenhouse in Mankato, Minnesota. Mr. Van Tol has been a director of Security State Bank in Mankato. He has held this directorship since 1999. Mr. Van Tol is a member of the audit, company policy, compensation, investment and loan approval committees of Security State Bank. Security State bank is privately held and the 3rd largest of Mankato's 28 Banks. Security State bank has one location and $100 million in assets. Mr. Van Tol is also a director of Bancommunity Service Corp. Bancommunity is the privately held holding company of First National Bank of St. Peter, MN and Security State Bank of Mankato. Mr. Van Tol has held this position since 1999. Mr. Van Tol was elected a Director of Industrial Minerals, Inc. on October 24, 2003.

                                    AUDITORS

     General. Toski, Schaefer, & Co., P.C. ("TSC") was the Company's principal auditing accountant firm for the years ended December 31, 2003 and 2002. The Company's Board of Directors has considered whether the provision of audit services is compatible with maintaining TSC's independence.

     Audit Fees. TSC billed the Company for the following professional services:
$5,834 for the restatement of audited financial statements of Industrial Minerals Incorporated for the fiscal periods ending September 30, 2001, and December 31, 2001; $9,000 for the audit of the annual financial statement of the Company for the fiscal year ended December 31, 2002; $12,000 for the audited financial statements for the period ending December 31, 2003.

     Michael Johnson & Co., LLC ("MJC") billed the Company for the following professional services: $1,500 for the audit of the annual financial statement of the Company for the fiscal year ended December 31, 2001.

     Audit Related Fees. MJC billed the Company for the following professional services: $1,500 for the review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, 2001, June 30, 2001 and September 30, 2001.

     TSC billed the Company for the following professional services: $4,800 for the review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, 2002, June 30, 2002, and September 30, 2002; $1,450 for the review of the restated interim financial statements included in amended quarterly reports on Form 10QSB/A for the periods ended March 31, 2002, June 30, 2002 and September 30, 2002. TSC also billed the Company the fee of $4,800 for the review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, 2003, June 30, 2003 and September 30, 2003. TSC has billed the Company $1,600 for the review of the interim financial statements ending March 31, 2004.

     All Other Fees. There were no tax fees or other fees in 2001, 2002 or 2003.

     The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors' engagement for the audit year 2002 and 2003.

     The auditors' full time employees performed all audit work.

                                   Proposal #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is four. The Board has nominated four (4) persons. At this Annual Meeting, a Board of four (4) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     The four nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

         THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

          John Melnyk
          Stephen W. Weathers
          Thomas S. Bamford
          Larry Van Tol

     The biographical information of Messrs. Melnyk, Weathers, Bamford and Van Tol are contained on pages 10 and 11, under "Management Experience."

     Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

     For action to be taken at the Annual Meeting, a quorum must be present, which, under Delaware General Corporation Laws, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

                                   PROPOSAL #2

     We are asking shareholders to authorize the directors of the Company to increase the number of Common Shares from one hundred million (100,000,000) to two hundred million (200,000,000). This requires an amendment to our Articles of Incorporation.

     We believe that the share increase authorization in our Articles of Incorporation is in the best interest of our corporation because we have issued over seventy-two million (72,000,000) shares which is very near our authorized capital limit. Without additional shares authorized, the Company cannot raise any more capital through shares, and it has substantial needs for more operating capital.

     It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's shareholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where more shares will be issued equaling more than 20% of the issued and outstanding shares prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a determination by the Board that the shares are being issued for fair and adequate consideration.

     In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a greater than the then current market price. Typically unregistered shares are issued at less than market price due to their illiquidity and restricted nature, and the extended holding period, before they may be sold.

     As of the date of this Proxy Statement, the Company has not identified any company or business opportunity that it intends to acquire. The Company is continuing its current operations, and would only acquire another company or business if it augments or compliments the current operations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE OF THE NUMBER OF COMMON SHARES AUTHORIZED.


                                   PROPOSAL #3

     The Company proposes to amend its Articles of Incorporation to reflect a three for two forward split of common shares.

     The Board of Directors believes that the implementation of the Amendment will help to facilitate its future capital situations and enhance trading volume of the Company's common shares. The Company is not expected to experience a material tax consequence as a result of the Amendment.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  FORWARD SPLIT.


                                   PROPOSAL #4

                  APPOINTMENT OF TOSKI, SCHAEFER & CO., P.C.

     Toski, Schaefer, & Co., P.C., Independent Public Accountants, of Williamsville, New York, have been appointed as the Certifying accountants for the period through fiscal year 2004 and shareholders are asked to ratify such appointment. Ratification of the appointment of Toski, Schaefer, & Co., P.C., as the Company's independent public accountants for the fiscal year ending December 31, 2004 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Toski, Schaefer, & Co., P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Toski, Schaefer, & Co., P.C. are not expected to be present at the Annual Meeting and will not make statements.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Toski, Schaefer, & Co., P.C. as independent accountants for the Company's year ending December 31, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                              SHAREHOLDER PROPOSALS

     Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at 2500 One Dundas Street West, Toronto, Ontario, Canada M5G 1Z3, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June, 2005.

     Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


Dated: June 28, 2004

                                       By Order of the Board of Directors

                                           /s/ John Melnyk
                                       By: ----------------------------------
                                            John Melnyk, CFO

                                     BALLOT

--------------------------------------------------------------------------------

                            INDUSTRIAL MINERALS, INC.
                           2500 One Dundas Street West
                        Toronto, Ontario, Canada M5G 1Z3
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 25, 2004

     The undersigned hereby appoints John Melnyk proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Industrial Minerals, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, located at Suite 2500, One Dundas Street West Toronto, Ontario M5G 1Z3, at 9:00 a.m., local time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.


1. To elect a Board of four (4) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

     Nominees:  John Melnyk,  Stephen W. Weathers,
                Thomas S. Bamford, and Larry Van Tol.


          [_] FOR: nominees listed above (except as marked to the contrary below).

          [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To Authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from one hundred million (100,000,000) to two hundred million (200,000,000).

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To authorize a forward split of the common stock on a three for two basis, by which each two shares shall become three shares; and the appropriate Articles of Amendment. Fractional shares will be rounded up to the next whole share.

        [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To appoint Toski, Schaefer & Co., P.C. of Williamsville, New York as independent auditors for fiscal year ended December 31, 2004.

         [_] FOR           [_] AGAINST               [_] ABSTAIN


5. To  transact  such other  business  as may  properly  come  before the Annual
Meeting.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


----------------------                          --------------------------------
Number of Shares owned                          Signature of Stockholder

                                                --------------------------------
                                                Signature if held jointly

                                        Dated: __________________________, 2004

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.